The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH U.S. Core Fund $130
INTECH U.S. Growth Fund $61
INTECH International Fund $4
INTECH U.S. Value Fund $75
INTECH Global Dividend Fund $1
Janus Conservative Allocation Fund $183
Janus World Allocation Fund $34
Janus Flexible Bond Fund $8,104
Janus Global Bond Fund $25
Janus Growth Allocation Fund $43
Janus High-Yield Fund $6,908
Janus Moderate Allocation Fund $133
Janus Real Return Allocation Fund $29
Janus Short-Term Bond Fund $3,917
Perkins Large Cap Value Fund $28
Perkins Mid Cap Value Fund $6,645
Perkins Small Cap Value Fund $135
Perkins Value Plus Income Fund $82
Perkins Select Value Fund $0

C-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $5
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $1
Janus Conservative Allocation Fund $298
Janus World Allocation Fund $30
Janus Flexible Bond Fund $4,060
Janus Global Bond Fund $14
Janus Growth Allocation Fund $46
Janus High-Yield Fund $2,329
Janus Moderate Allocation Fund $174
Janus Real Return Allocation Fund $21
Janus Short-Term Bond Fund $490
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $56
Perkins Select Value Fund $0

D-Class
INTECH U.S. Core Fund $1,628
INTECH Global Dividend Fund $1
Janus Conservative Allocation Fund $5317
Janus World Allocation Fund $0
Janus Flexible Bond Fund $13,192
Janus Global Bond Fund $146
Janus Growth Allocation Fund $3561
Janus High-Yield Fund $11,261
Janus Moderate Allocation Fund $5406
Janus Real Return Allocation Fund $30
Janus Short-Term Bond Fund $2,286
Perkins Large Cap Value Fund $192
Perkins Mid Cap Value Fund $7,689
Perkins Small Cap Value Fund $258
Perkins Value Plus Income Fund $247
Perkins Select Value Fund $0

I-Class
INTECH U.S. Core Fund $566
INTECH U.S. Growth Fund $2,545
INTECH International Fund $300
INTECH U.S. Value Fund $1,531
INTECH Global Dividend Fund $1
Janus Conservative Allocation Fund $66
Janus World Allocation Fund $10
Janus Flexible Bond Fund $26,007
Janus Global Bond Fund $170
Janus Growth Allocation Fund $35
Janus High-Yield Fund $6,774
Janus Moderate Allocation Fund $118
Janus Real Return Allocation Fund $31
Janus Short-Term Bond Fund $5,064
Perkins Large Cap Value Fund $1,399
Perkins Mid Cap Value Fund $30,539
Perkins Small Cap Value Fund $5,171
Perkins Value Plus Income Fund $143
Perkins Select Value Fund $0

L-Class
Perkins Mid Cap Value Fund $538
Perkins Small Cap Value Fund $1,368

R-Class
Janus Flexible Bond Fund $176
Janus High-Yield Fund $38
Perkins Mid Cap Value Fund $423
Perkins Small Cap Value Fund $0

S-Class
INTECH U.S. Core Fund $29
INTECH U.S. Growth Fund $72
INTECH International Fund $4
INTECH U.S. Value Fund $2
INTECH Global Dividend Fund $1
Janus Conservative Allocation Fund $28
Janus World Allocation Fund $3
Janus Flexible Bond Fund $1,045
Janus Global Bond Fund $11
Janus Growth Allocation Fund $18
Janus High-Yield Fund $205
Janus Moderate Allocation Fund $27
Janus Real Return Allocation Fund $25
Janus Short-Term Bond Fund $53
Perkins Large Cap Value Fund $5
Perkins Mid Cap Value Fund $4,413
Perkins Small Cap Value Fund $53
Perkins Value Plus Income Fund $59
Perkins Select Value Fund $0

T-Class
INTECH U.S. Core Fund $646
INTECH U.S. Growth Fund $1
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $1
Janus Conservative Allocation Fund $524
Janus World Allocation Fund $9
Janus Flexible Bond Fund $16,035
Janus Global Bond Fund $89
Janus Growth Allocation Fund $212
Janus High-Yield Fund $37,853
Janus Moderate Allocation Fund $477
Janus Real Return Allocation Fund $28
Janus Short-Term Bond Fund $19,725
Perkins Large Cap Value Fund $25
Perkins Mid Cap Value Fund $52,212
Perkins Small Cap Value Fund $1,998
Perkins Value Plus Income Fund $79
Perkins Select Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $142
Janus Flexible Bond Fund $7,683
Janus Global Bond Fund $29
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $35
Janus Short-Term Bond Fund $729
Perkins Large Cap Value Fund $133
Perkins Mid Cap Value Fund $85,970
Perkins Small Cap Value Fund $20,201
Perkins Value Plus Income Fund $169
Perkins Select Value Fund $0

C-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $125
Janus Flexible Bond Fund $4,783
Janus Global Bond Fund $11
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $33
Janus Short-Term Bond Fund $150
Perkins Large Cap Value Fund $93
Perkins Mid Cap Value Fund $15,894
Perkins Small Cap Value Fund $2,976
Perkins Value Plus Income Fund $154
Perkins Select Value Fund $0

D-Class
INTECH U.S. Core Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $0
Janus Flexible Bond Fund $10,736
Janus Global Bond Fund $84
Janus Government Money Market Fund $2
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Money Market Fund $6
Janus Real Return Allocation Fund $39
Janus Short-Term Bond Fund $403
Perkins Large Cap Value Fund $823
Perkins Mid Cap Value Fund $61,779
Perkins Small Cap Value Fund $8,954
Perkins Value Plus Income Fund $523
Perkins Select Value Fund $0

I-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $45
Janus Flexible Bond Fund $22,885
Janus Global Bond Fund $85
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $34
Janus Short-Term Bond Fund $724
Perkins Large Cap Value Fund $5,521
Perkins Mid Cap Value Fund $236,480
Perkins Small Cap Value Fund $143,900
Perkins Value Plus Income Fund $267
Perkins Select Value Fund $0

L-Class
Perkins Mid Cap Value Fund $4,013
Perkins Small Cap Value Fund $33,189

R-Class
Janus Flexible Bond Fund $173
Janus High-Yield Fund $0
Perkins Mid Cap Value Fund $11,285
Perkins Small Cap Value Fund $4,083

S-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $12
Janus Flexible Bond Fund $946
Janus Global Bond Fund $6
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $33
Janus Short-Term Bond Fund $11
Perkins Large Cap Value Fund $33
Perkins Mid Cap Value Fund $58,382
Perkins Small Cap Value Fund $10,947
Perkins Value Plus Income Fund $128
Perkins Select Value Fund $0

T-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $38
Janus Flexible Bond Fund $14,600
Janus Global Bond Fund $21
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Money Market Fund $1
Janus Real Return Allocation Fund $34
Janus Short-Term Bond Fund $3,655
Perkins Large Cap Value Fund $116
Perkins Mid Cap Value Fund $493,500
Perkins Small Cap Value Fund $119,913
Perkins Value Plus Income Fund $151
Perkins Select Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH U.S. Core Fund $0.1279
INTECH U.S. Growth Fund $0.0893
INTECH International Fund $0.0658
INTECH U.S. Value Fund $0.1409
INTECH Global Dividend Fund $0.0114
Janus Conservative Allocation Fund $0.3501
Janus World Allocation Fund $0.1201
Janus Flexible Bond Fund $0.1881
Janus Global Bond Fund $0.1427
Janus Growth Allocation Fund $0.1933
Janus High-Yield Fund $0.3222
Janus Moderate Allocation Fund $0.2904
Janus Real Return Allocation Fund $0.0413
Janus Short-Term Bond Fund $.0321
Perkins Large Cap Value Fund $0.1424
Perkins Mid Cap Value Fund $0.1262
Perkins Small Cap Value Fund $0.0184
Perkins Value Plus Income Fund $0.1840
Perkins Select Value Fund $0

C-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0.0658
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0.0114
Janus Conservative Allocation Fund $0.3220
Janus World Allocation Fund $0.1202
Janus Flexible Bond Fund $0.1458
Janus Global Bond Fund $0.1041
Janus Growth Allocation Fund $0.1635
Janus High-Yield Fund $0.2877
Janus Moderate Allocation Fund $0.2666
Janus Real Return Allocation Fund $0.0311
Janus Short-Term Bond Fund $0.0204
Perkins Large Cap Value Fund $0
Perkins Mid Cap Value Fund $0
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $0.1425
Perkins Select Value Fund $0

D-Class
INTECH U.S. Core Fund $0.1361
INTECH Global Dividend Fund $0.0114
Janus Conservative Allocation Fund $0.3588
Janus World Allocation Fund $0
Janus Flexible Bond Fund $0.1970
Janus Global Bond Fund $0.1506
Janus Growth Allocation Fund $0.2037
Janus High-Yield Fund $0.3290
Janus Moderate Allocation Fund $0.2973
Janus Real Return Allocation Fund $0.0384
Janus Short-Term Bond Fund $0.0340
Perkins Large Cap Value Fund $0.1590
Perkins Mid Cap Value Fund $0.2032
Perkins Small Cap Value Fund $0.0796
Perkins Value Plus Income Fund $0.1530
Perkins Select Value Fund $0

I-Class
INTECH U.S. Core Fund $0.1501
INTECH U.S. Growth Fund $0.1161
INTECH International Fund $0.0641
INTECH U.S. Value Fund $0.1654
INTECH Global Dividend Fund $0.0114
Janus Conservative Allocation Fund $0.3587
Janus World Allocation Fund $0.1141
Janus Flexible Bond Fund $0.1991
Janus Global Bond Fund $0.1568
Janus Growth Allocation Fund $0.2022
Janus High-Yield Fund $0.3316
Janus Moderate Allocation Fund $0.2963
Janus Real Return Allocation Fund $0.0445
Janus Short-Term Bond Fund $0.0360
Perkins Large Cap Value Fund $0.1723
Perkins Mid Cap Value Fund $0.2109
Perkins Small Cap Value Fund $0.0993
Perkins Value Plus Income Fund $0.1621
Perkins Select Value Fund $0

L-Class
Perkins Mid Cap Value Fund $0.2189
Perkins Small Cap Value Fund $0.1139

R-Class
Janus Flexible Bond Fund $0.1636
Janus High-Yield Fund $0.3013
Perkins Mid Cap Value Fund $0.0612
Perkins Small Cap Value Fund $0

S-Class
INTECH U.S. Core Fund $0.0882
INTECH U.S. Growth Fund $0.0632
INTECH International Fund $0.0658
INTECH U.S. Value Fund $0.1106
INTECH Global Dividend Fund $0.0114
Janus Conservative Allocation Fund $0.3432
Janus World Allocation Fund $0.1203
Janus Flexible Bond Fund $0.1772
Janus Global Bond Fund $0.1296
Janus Growth Allocation Fund $0.1870
Janus High-Yield Fund $0.3132
Janus Moderate Allocation Fund $0.2824
Janus Real Return Allocation Fund $0.0378
Janus Short-Term Bond Fund $0.0281
Perkins Large Cap Value Fund $0.1029
Perkins Mid Cap Value Fund $0.1234
Perkins Small Cap Value Fund $0.0135
Perkins Value Plus Income Fund $0.1700
Perkins Select Value Fund $0

T-Class
INTECH U.S. Core Fund $0.1230
INTECH U.S. Growth Fund $0.1007
INTECH International Fund $0.0658
INTECH U.S. Value Fund $0.1346
INTECH Global Dividend Fund $0.0114
Janus Conservative Allocation Fund $0.3556
Janus World Allocation Fund $0.1203
Janus Flexible Bond Fund $0.1906
Janus Global Bond Fund $0.1437
Janus Growth Allocation Fund $0.1982
Janus High-Yield Fund $0.3237
Janus Moderate Allocation Fund $0.2897
Janus Real Return Allocation Fund $0.0412
Janus Short-Term Bond Fund $0.0321
Perkins Large Cap Value Fund $0.1444
Perkins Mid Cap Value Fund $0.1728
Perkins Small Cap Value Fund $0.0460
Perkins Value Plus Income Fund $0.1839
Perkins Select Value Fund $0


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $0.5038
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699
Perkins Select Value Fund $0

C-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $0.5038
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699
Perkins Select Value Fund $0

D-Class
INTECH U.S. Core Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $0
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699
Perkins Select Value Fund $0

I-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $0.5038
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699
Perkins Select Value Fund $0

L-Class
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621

R-Class
Janus Flexible Bond Fund $0.1540
Janus High-Yield Fund $0
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621

S-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $0.5038
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699
Perkins Select Value Fund $0

T-Class
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
INTECH Global Dividend Fund $0
Janus Conservative Allocation Fund $0
Janus World Allocation Fund $0.5038
Janus Flexible Bond Fund $0.1540
Janus Global Bond Fund $0.0755
Janus Growth Allocation Fund $0
Janus High-Yield Fund $0
Janus Moderate Allocation Fund $0
Janus Real Return Allocation Fund $0.0501
Janus Short-Term Bond Fund $0.0060
Perkins Large Cap Value Fund $0.6800
Perkins Mid Cap Value Fund $1.6328
Perkins Small Cap Value Fund $2.7621
Perkins Value Plus Income Fund $0.3699
Perkins Select Value Fund $0


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH U.S. Core Fund: 1,027
INTECH U.S. Growth Fund: 666
INTECH International Fund: 66
INTECH U.S. Value Fund: 539
INTECH Global Dividend Fund: 83
Janus Conservative Allocation Fund: 569
Janus World Allocation Fund: 302
Janus Flexible Bond Fund: 50,393
Janus Global Bond Fund: 439
Janus Growth Allocation Fund: 231
Janus High-Yield Fund: 24,206
Janus Moderate Allocation Fund: 480
Janus Real Return Allocation Fund: 6
Janus Short-Term Bond Fund: 124,393
Perkins Large Cap Value Fund: 202
Perkins Mid Cap Value Fund: 56,702
Perkins Small Cap Value Fund: 8,183
Perkins Value Plus Income Fund: 443
Perkins Select Value Fund: 1

C-Class
INTECH U.S. Core Fund: 457
INTECH U.S. Growth Fund: 246
INTECH International Fund: 68
INTECH U.S. Value Fund: 19
INTECH Global Dividend Fund: 83
Janus Conservative Allocation Fund: 947
Janus World Allocation Fund: 264
Janus Flexible Bond Fund: 31,685
Janus Global Bond Fund: 150
Janus Growth Allocation Fund: 288
Janus High-Yield Fund: 8,133
Janus Moderate Allocation Fund: 694
Janus Real Return Allocation Fund: 1
Janus Short-Term Bond Fund: 25,412
Perkins Large Cap Value Fund: 154
Perkins Mid Cap Value Fund: 10,483
Perkins Small Cap Value Fund: 1,208
Perkins Value Plus Income Fund: 432
Perkins Select Value Fund: 1

D-Class
INTECH U.S. Core Fund: 12,138
INTECH Global Dividend Fund: 96
Janus Conservative Allocation Fund: 15237
Janus World Allocation Fund: 0
Janus Flexible Bond Fund: 71,078
Janus Global Bond Fund: 1,119
Janus Growth Allocation Fund: 17746
Janus High-Yield Fund: 34,659
Janus Moderate Allocation Fund: 18651
Janus Real Return Allocation Fund: 93
Janus Short-Term Bond Fund: 67,493
Perkins Large Cap Value Fund: 1,238
Perkins Mid Cap Value Fund: 41,055
Perkins Small Cap Value Fund: 3,669
Perkins Value Plus Income Fund: 1,515
Perkins Select Value Fund: 40

I-Class
INTECH U.S. Core Fund: 3,474
INTECH U.S. Growth Fund: 22,014
INTECH International Fund: 5,066
INTECH U.S. Value Fund: 9,419
INTECH Global Dividend Fund: 83
Janus Conservative Allocation Fund: 189
Janus World Allocation Fund: 95
Janus Flexible Bond Fund: 151,135
Janus Global Bond Fund: 1,237
Janus Growth Allocation Fund: 182
Janus High-Yield Fund: 29,455
Janus Moderate Allocation Fund: 429
Janus Real Return Allocation Fund: 2
Janus Short-Term Bond Fund: 121,362
Perkins Large Cap Value Fund: 8,703
Perkins Mid Cap Value Fund: 156,158
Perkins Small Cap Value Fund: 56,823
Perkins Value Plus Income Fund: 751
Perkins Select Value Fund: 5,078

L-Class
Perkins Mid Cap Value Fund: 2,540
Perkins Small Cap Value Fund: 13,513

R-Class
Janus Flexible Bond Fund: 1,145
Janus High-Yield Fund: 103
Perkins Mid Cap Value Fund: 7,458
Perkins Small Cap Value Fund: 1,673

S-Class
INTECH U.S. Core Fund: 37
INTECH U.S. Growth Fund: 1,144
INTECH International Fund: 63
INTECH U.S. Value Fund: 22
INTECH Global Dividend Fund: 83
Janus Conservative Allocation Fund: 88
Janus World Allocation Fund: 26
Janus Flexible Bond Fund: 6,295
Janus Global Bond Fund: 86
Janus Growth Allocation Fund: 100
Janus High-Yield Fund: 639
Janus Moderate Allocation Fund: 98
Janus Real Return Allocation Fund: 1
Janus Short-Term Bond Fund: 1,881
Perkins Large Cap Value Fund: 51
Perkins Mid Cap Value Fund: 38,295
Perkins Small Cap Value Fund: 4,502
Perkins Value Plus Income Fund: 359
Perkins Select Value Fund: 1

T-Class
INTECH U.S. Core Fund: 5,311
INTECH U.S. Growth Fund: 6
INTECH International Fund: 6
INTECH U.S. Value Fund: 5
INTECH Global Dividend Fund: 103
Janus Conservative Allocation Fund: 1491
Janus World Allocation Fund: 80
Janus Flexible Bond Fund: 97,441
Janus Global Bond Fund: 276
Janus Growth Allocation Fund: 1088
Janus High-Yield Fund: 122,989
Janus Moderate Allocation Fund: 1732
Janus Real Return Allocation Fund: 3
Janus Short-Term Bond Fund: 610,515
Perkins Large Cap Value Fund: 180
Perkins Mid Cap Value Fund: 324,919
Perkins Small Cap Value Fund: 48,498
Perkins Value Plus Income Fund: 424
Perkins Select Value Fund: 21


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH U.S. Core Fund $13.66
INTECH U.S. Growth Fund $13.10
INTECH International Fund $6.60
INTECH U.S. Value Fund $9.47
INTECH Global Dividend Fund $10.30
Janus Conservative Allocation Fund $11.76
Janus World Allocation Fund $8.77
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.28
Janus Growth Allocation Fund $11.14
Janus High-Yield Fund $8.73
Janus Moderate Allocation Fund $11.57
Janus Real Return Allocation Fund $9.41
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $12.62
Perkins Mid Cap Value Fund $20.19
Perkins Small Cap Value Fund $20.33
Perkins Value Plus Income Fund $10.46
Perkins Select Value Fund $10.22


C-Class
INTECH U.S. Core Fund $13.68
INTECH U.S. Growth Fund $12.68
INTECH International Fund $6.58
INTECH U.S. Value Fund $9.49
INTECH Global Dividend Fund $10.30
Janus Conservative Allocation Fund $11.63
Janus World Allocation Fund $8.63
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.29
Janus Growth Allocation Fund $11.03
Janus High-Yield Fund $8.73
Janus Moderate Allocation Fund $11.44
Janus Real Return Allocation Fund $9.37
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $12.52
Perkins Mid Cap Value Fund $20.08
Perkins Small Cap Value Fund $19.97
Perkins Value Plus Income Fund $10.46
Perkins Select Value Fund $10.22

D-Class
INTECH U.S. Core Fund $13.67
INTECH Global Dividend Fund $10.30
Janus Conservative Allocation Fund $11.81
Janus World Allocation Fund $0
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.28
Janus Growth Allocation Fund $11.19
Janus High-Yield Fund $8.73
Janus Moderate Allocation Fund $11.62
Janus Real Return Allocation Fund $9.41
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $12.56
Perkins Mid Cap Value Fund $20.19
Perkins Small Cap Value Fund $20.37
Perkins Value Plus Income Fund $10.46
Perkins Select Value Fund $10.23

I-Class
INTECH U.S. Core Fund $13.67
INTECH U.S. Growth Fund $13.00
INTECH International Fund $6.58
INTECH U.S. Value Fund $9.51
INTECH Global Dividend Fund $10.30
Janus Conservative Allocation Fund $11.80
Janus World Allocation Fund $8.79
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.27
Janus Growth Allocation Fund $11.19
Janus High-Yield Fund $8.73
Janus Moderate Allocation Fund $11.61
Janus Real Return Allocation Fund $9.42
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $12.58
Perkins Mid Cap Value Fund $20.18
Perkins Small Cap Value Fund $20.40
Perkins Value Plus Income Fund $10.46
Perkins Select Value Fund $10.22

L-Class
Perkins Mid Cap Value Fund $20.35
Perkins Small Cap Value Fund $20.70

R-Class
Janus Flexible Bond Fund $10.54
Janus High-Yield Fund $8.73
Perkins Mid Cap Value Fund $20.15
Perkins Small Cap Value Fund $20.15

S-Class
INTECH U.S. Core Fund $13.67
INTECH U.S. Growth Fund $13.06
INTECH International Fund $6.60
INTECH U.S. Value Fund $9.49
INTECH Global Dividend Fund $10.30
Janus Conservative Allocation Fund $11.74
Janus World Allocation Fund $8.73
Janus Flexible Bond Fund $10.55
Janus Global Bond Fund $10.29
Janus Growth Allocation Fund $11.11
Janus High-Yield Fund $8.75
Janus Moderate Allocation Fund $11.52
Janus Real Return Allocation Fund $9.39
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $12.59
Perkins Mid Cap Value Fund $20.17
Perkins Small Cap Value Fund $20.28
Perkins Value Plus Income Fund $10.46
Perkins Select Value Fund $10.22

T-Class
INTECH U.S. Core Fund $13.67
INTECH U.S. Growth Fund $12.99
INTECH International Fund $6.58
INTECH U.S. Value Fund $9.50
INTECH Global Dividend Fund $10.30
Janus Conservative Allocation Fund $11.79
Janus World Allocation Fund $8.76
Janus Flexible Bond Fund $10.54
Janus Global Bond Fund $10.28
Janus Growth Allocation Fund $11.19
Janus High-Yield Fund $8.73
Janus Moderate Allocation Fund $11.60
Janus Real Return Allocation Fund $9.41
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $12.55
Perkins Mid Cap Value Fund $20.20
Perkins Small Cap Value Fund $20.36
Perkins Value Plus Income Fund $10.46
Perkins Select Value Fund $10.22